Exhibit 99.2

Third Quarter 2014 Earnings Presentation David Melcher Chief Executive Officer and President Peter Milligan Senior Vice President and Chief Financial Officer October 31, 2014

Safe Harbor Statement  Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the “Act”): Some of the information included herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. Whenever used, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “may,” “could,” “outlook” and other terms of similar meaning are intended to identify such forward-looking statements.Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in, or implied from, such forward-looking statements. The company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forwardlooking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to: The forward-looking statements in this presentation are made as of the date hereof and the company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in the Exelis Inc. Form 10-K for the fiscal year ended December 31, 2013, and those described from time to time in our future reports filed with the Securities and Exchange Commission.Our dependence on the defense industry and the business risks peculiar to that industry, including changing priorities or reductions in the U.S. Government or international defense budgets; Government regulations and compliance therewith, including changes to the Department of Defense procurement process; Our international operations, including sales to foreign customers; Competition, industry capacity and production rates; Misconduct of our employees, subcontractors, agents and business partners; The level of returns on postretirement benefit plan assets and potential employee benefit plan contributions and other employment and pension matters; Changes in interest rates and other factors that affect earnings and cash flows; The mix of our contracts and programs, our performance, and our ability to control costs; Governmental investigations; Our level of indebtedness and our ability to make payments on or service our indebtedness; Subcontractor performance; Economic and capital markets conditions; The availability and pricing of raw materials and components; Ability to retain and recruit qualified personnel; Protection of intellectual property rights; Changes in technology; Contingencies related to actual or alleged environmental contamination,claims and concerns; Security breaches and other disruptions to our information technology andoperations; Unanticipated changes in our tax provisions or exposure to additionalincome tax liabilities; and Ability to execute our internal performance plans including restructuring, productivity improvements and cost reduction initiatives. 2

Q3 2014 Financial Results Q3 2014 Results Consolidated Ex. Vectrus(2) $ millions, except per share amounts 2014 vs. 2013(1) 2014 vs. 2013 Funded Orders $ 1,544 -22% $ 858 -18% Revenue $ 1,068 -6% $ 780 -2% Adj. Operating Income (3) $ 111 -17% $ 96 -28% Adj. Operating Margin (3) 10.4% -130 bps 12.3% +60 bps Adj. EPS (3) $ 0.32 -22% $ 0.26 -10% Year-to-Date Free Cash Flow (FCF) (4) $ 53 -$8 $ 3 +$15 (1) Third quarter 2013 results are as reported, including $6M of restructuring expense. (2) Excludes estimated Vectrus results and gives effect to spin-related estimated G&A/tax adjustments in Q3 2014 and Q3 2013. (3) 2014 adjusted operating income, operating margin and EPS excludes separation charges related to the Vectrus spin-off. (4) Free Cash Flow = Net Cash Provided by Operating Activities less Capital Expenditures plus separation costs related to the Vectrus spin-off. For Non-GAAP reconciliations, refer to appendix and www.exelisinc.com/investors 3 Total book-to-bill of 1.4x Ex-Vectrus book-to-bill 1.1x C4ISR sales growth International sales +21% year-to-dateSuccessful spin-off of Vectrus; Intense focus on Strategic Growth Platforms 3

Q3 2014 Backlog& Business Environment 4 Ex-Vectrus, funded backlog   3% Q/Q;  7% YTD Q3 strategic announcements Precision ground control approach radar to Saudi Arabian National Guard Follow-on contract to provide composite missile bodies and structures for the Joint Air-to- Surface Standoff Missile Generation 3 night vision equipment for the U.S. Army Cross-track Infrared Sounder (CrIS) Instrument for NASA Initial imagery from the Exelis-built super-spectral imaging system on the WorldView-3 satellite (1) Excludes estimated backlog amounts attributable to Vectrus in Q2 2014 and Q3 2014. $3.4 $3.9 $9.0 $8.9 $6.6 $6.7 $2.9 $3.0 (1) (1) 4

-160 bps Adjusted Operating Margin (2)(3) Higher IR&D -19% Funded Orders Military composites; Airborne EW FMS tactical radios; FMS ESM system +1% Revenue Domestic airborne EW; International ESM; TM-NVG Domestic tactical radios C4ISR Segment 5 Year-to-date book-to-bill 1.07x Q3 2014 Results Consolidated Ex. Vectrus(2) $ millions, except per share amounts 2014 vs. 2013(1) 2014 vs. 2013 Funded Orders $ 437 -19% $ 437 -19% Revenue $ 503 +1% $ 503 +1% Adj. Operating Income(2) $ 64 -7% $ 60 -10% Adj. Operating Margin (2) 12.7% -120 bps 11.9% -160 bps (1) Third quarter 2013 results are as reported, including $4M of restructuring expense in the C4ISR segment. (2) Excludes estimated Vectrus results and gives effect to spin-related estimated G&A/tax adjustments in Q3 2014 and Q3 2013. (3) 2014 adjusted operating income, operating margin and EPS excludes separation charges related to the spin-off of Vectrus. For Non-GAAP reconciliations, refer to appendix and www.exelisinc.com/investors 5

+160 bps Adjusted Operating Margin (2)(3) Productivity improvements-17% Funded Orders (2) Professional engineering services Space Ground and Range programs -7% Revenue (2) Network systems Classified programs I&TS Segment (1) Third quarter 2013 results are as reported, including $2M of restructuring expense in the I&TS segment. (2) Excludes estimated Vectrus results and gives effect to spin-related estimated G&A/tax adjustments in Q3 2014 and Q3 2013. (3) 2014 adjusted operating income, operating margin and EPS excludes separation charges related to the spin-off of Vectrus. For Non-GAAP reconciliations, refer to appendix and www.exelisinc.com/investors Ex-Vectrus Year-to-Date Book-to-Bill > 1.16x (3) 6 Q3 2014 Results Consolidated Ex. Vectrus(2) $ millions, except per share amounts 2014 vs. 2013(1) 2014 vs. 2013 Funded Orders $ 1,107 -23% $ 421 -17% Revenue $ 565 -12% $ 277 -7% Adj. Operating Income(3) $ 47 -27% $ 36 +6%Adj. Operating Margin (3) 8.3% -170 bps 13.0% +160bps 6

2014 Post-spin Guidance $1.44 – 1.50 (2) $1.22 (1)(2) $0.15 $0.07 7 (1) Excludes estimated Vectrus results and gives effect to spin-related estimated G&A/tax adjustments for 2014E. (2) 2014 Adjusted Operating Income/Margin/EPS excludes separation charges related to the Vectrus spin-off.(3) Free Cash Flow = Net Cash Provided by Operating Activities less Capital Expenditures plus separation costs related to the Vectrus spin-off.For Non-GAAP reconciliations, refer to appendix and www.exelisinc.com/investors2014E post-spin adjusted EPS ↑ 25%+ y/y2014 Guidance (1) Revenue ≈ $3,250 Adjusted Operating Margin(2) ≈ 12.5% Adjusted EPS(2) ≈ $1.22 Free Cash Flow(3) ≈ $140 Higher tax Lower CAS Key milestones and shipments 7

Appendix

Reconciliation of Non-GAAP Measures 9 Management reviews key performance indicators including revenue, segment operating income and margins, orders growth, and backlog, among other metrics on a regular basis. In addition, we consider certain additional measures to be useful to management and investors evaluating our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations, liquidity and management of assets. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives, including, but not limited to, acquisitions and debt repayment. These metrics, however, are not measures of financial performance under accounting principles generally accepted in the United States of America (GAAP) and should not be considered a substitute for revenue, operating income, income from continuing operations, or net cash from continuing operations as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators: “Adjusted net income” defined as net income, adjusted to exclude items that include, but are not limited to, significant charges or credits that impact current results, but are not related to our ongoing operations, unusual and infrequent non-operating items and non-operating tax settlements or adjustments. A reconciliation of adjusted net income is provided below. ($ million, except per share) Q3 2014 Q3 2013 Q3 2014 YTD Q3 2013 YTD Net Income 52 80 165 202 Separation costs for the Vectrus spin-off, net of tax 9 - 19 - Adjusted Net Income 61 80 184 202 Net Income per fully diluted share $0.27 $0.41 $0.85 $1.06 Adjusted Net Income per fully diluted share $0.32 $0.41 $0.95 $1.06 Weighted Average Shares Outstanding, Diluted 193.2 192.8 193.9 191.0 9

Reconciliation of Non-GAAP Measures (cont.)

"adjusted operating income" defined as operating income of our two segments, adjusted to exclude items that include, but are not limited to, significant charges or credits that impact current results, but are not related to our ongoing operations, unusual and infrequent non-operating items and non-operating tax settlements or adjustments. A reconciliation of segment operating income is provided below.

"segment adjusted operating margin" defined as segment adjusted operating income as defined above, divided by revenue. A reconciliation of segment operating margin is provided below.

($ million)	Q3 2014	Q3 2013	Q3 2014 YTD	Q3 2013 YTD
Sales	1,068	1,141	3,230	3,577
C4ISR	503	498	1,506	1,515
I&TS	565	643	1,724	2,062
Segment Operating Income, As Reported	96	133	288	334
C4ISR	59	69	162	128
I&TS	37	64	126	206
Separation Costs for Vectrus Spin-off, pre tax	15	-	30	-
C4ISR	5	-	13	-
I&TS	10	-	17	-
Segment Operating Income, Adjusted	111	133	318	334
C4ISR	64	69	175	128
I&TS	47	64	143	206
Segment Operating Margin, As Reported				
C4ISR	**11.7%**	**13.9%**	**10.8%**	**8.4%**
I&TS	**6.5%**	**10.0%**	**7.3%**	**10.0%**
Segment Operating Margin, Adjusted	10.4%	11.7%	9.8%	9.3%
C4ISR	**12.7%**	**13.9%**	**11.6%**	**8.4%**
I&TS	**8.3%**	**10.0%**	**8.3%**	**10.0%**
Operating Margin, As Reported	9.0%	11.7%	8.9%	9.3%
Operating Margin, Adjusted	10.4%	11.7%	9.8%	9.3%

EXELIS

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Reconciliation of Non-GAAP Measures (cont.) 11 “Free cash flow” defined as GAAP cash provided by operating activities, less capital expenditures plus separation costs related to the spin-off of Vectrus. This metric does not include dividend payments. Year-to-Date Free Cash Flow Reconciliation Q3 YTD 2014 Q3 YTD 2013 ($ million) Cash Flow From Operating Activities 71 118 Subtract: Capital Expenditures (37) (57) Free Cash Flow 34 61 Add: Separation Costs for the Vectrus Spin-off, net of tax 19 - Free Cash Flow, as Adjusted 53 61  11

Reconciliation of Non-GAAP Measures (cont.) 12 “Free cash flow” defined as GAAP cash provided by operating activities, less capital expenditures plus separation costs related to the spin-off of Vectrus. This metric does not include dividend payments. Q3 QTD 2014 Q3 YTD 2014 Q2 YTD 2014 ($ million) Cash Flow From Operating Activities 49 71 22 Subtract: Capital Expenditures (19) (37) (18) Free Cash Flow 30 34 4 Add: Separation Costs for the Vectrus Spin-off, net of tax 9 19 10 Free Cash Flow, as Adjusted 39 53 14  12

Reconciliation of Non-GAAP Measures

Non-GAAP Measures Excluding Estimated Vectrus Results

"Estimated adjusted net income excluding Vectrus" defined as adjusted net income as defined above adjusted to exclude estimated Vectrus results and give effect to spin-related estimated G&A/tax adjustments.

($ million, except per share)	Q3 2014	Q3 2013	Q3 2014 YTD	Q3 2013 YTD
Reported Net Income	**52**	80	**165**	202
Subtract: Estimated Net Income, Vectrus	**2**	24	**22**	84
Estimated Net Income, Stand-alone Exelis	**50**	56	**143**	118
Separation costs for the Vectrus spin-off, net of tax	**9**	-	**19**	-
Subtract: Separation costs, Vectrus	**8**	-	**15**	-
Separation costs, Stand-alone Exelis	**1**	-	**4**	-
Adjusted Net Income	**61**	80	**184**	202
Subtract: Estimated Adjusted Net Income, Vectrus	**10**	24	**37**	84
Estimated Adjusted Net Income, Stand-alone Exelis	**51**	56	**147**	118
Net Income per fully diluted share	**$0.27**	$0.41	**$0.85**	$1.06
Subtract: Estimated Net Income per fully diluted share, Vectrus	**$0.01**	$0.13	**$0.11**	$0.44
Estimated Net Income per fully diluted share, Stand-alone Exelis	**$0.26**	$0.29	**$0.74**	$0.62
Adjusted Net Income per fully diluted share	**$0.32**	$0.41	**$0.95**	$1.06
Subtract: Estimated Adjusted net Income per fully diluted share, Vectrus	**$0.06**	$0.13	**$0.19**	$0.44
Estimated Adjusted Net Income per fully diluted share, Stand-alone Exelis	**$0.26**	$0.29	**$0.76**	$0.62
Weighted Average Shares Outstanding, Diluted	**193.2**	192.8	**193.9**	191.0

EXELIS

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Reconciliation of Non-GAAP Measures (cont.)

Non-GAAP Measures Excluding Estimated Vectrus Results

"estimated adjusted operating income excluding Vectrus" defined as adjusted operating income as defined above adjusted to exclude estimated Vectrus results and give effect to spin-related estimated G&A/tax adjustments.

"estimated adjusted operating margin excluding Vectrus" defined as estimated adjusted operating income as defined above adjusted to exclude estimated Vectrus results and give effect to spin-related estimated G&A/tax adjustments.

"estimated adjusted free cash flow excluding Vectrus" defined as free cash flow as defined above adjusted to exclude estimated Vectrus results and give effect to spin-related estimated G&A/tax adjustments.

	Q3 2014				Q3 2013			
($ million)	As Reported	Estimated Vectrus Results	Separation Costs Stand-alone Exelis	Estimated Stand-alone Exelis	As Reported	Estimated Vectrus Results	Separation Costs Stand-alone Exelis	Estimated Stand-alone Exelis
Orders	1,544	(686)		858	1,969	(922)		1,047
C4ISR	437			437	540			540
I&TS	1,107	(686)		421	1,429	(922)		507
Sales	1,068	(288)		780	1,141	(346)		795
C4ISR	503			503	498			498
I&TS	565	(288)		277	643	(346)		297
Operating Income	96	(2)	2	96	133	(32)		101
C4ISR	59		1	60	69	(2)		67
I&TS	37	(2)	1	36	64	(30)		34
Operating Margin	9.0%			12.3%	11.7%			12.7%
C4ISR	11.7%			11.9%	13.9%			13.5%
I&TS	6.5%			13.0%	10.0%			11.4%
Cash Flow from Operating Activities	49	(35)	2	16	74	(12)		62
Subtract: Capital Expenditures	(19)	-		(19)	(20)	-		(20)
Free Cash Flow	30	(35)	2	(3)	54	(12)	-	42

EXELIS

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